UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            June 26, 2008

FLEETWOOD ENTERPRISES, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	1-7699	95-1948322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3125 Myers Street, Riverside, California    92503-5527

(Address of principal executive offices)

Registrant’s telephone number, including area code        (951) 351-3500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THIS REPORT

Item 2.02	Results of Operations and Financial Condition.

On June 26, 2008, Fleetwood Enterprises, Inc. (the “Company”) issued a news release reporting the (unaudited) earnings results of the Company for its fourth quarter and fiscal year ended April 27, 2008. A copy of the news release was previously filed with Form 8-K on June 26, 2008.  Also on June 26, 2008 the Company held an investor conference call to discuss financial results for the fourth quarter and fiscal year ended on April 27, 2008.

A transcript of the conference call is attached hereto as Exhibit 99.1 and incorporated by reference herein. An audio replay of the conference call also is available at the Company’s website, www.fleetwood.com. Please see the headings Investor Relations and Events/Conf. Calls to access this audio replay.

The information in this Current Report on Form 8-K, including the exhibit included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits

d) Exhibits

Exhibit 99.1	Transcript of conference call reporting (unaudited) financial results of Fleetwood Enterprises, Inc. conducted on June 26, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETWOOD ENTERPRISES, INC.

Date: June 30, 2008

	By:	/s/ Leonard J. McGill

Leonard J. McGill

Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit 99.1	Transcript of conference call reporting (unaudited) financial results of Fleetwood Enterprises, Inc. conducted on June 26, 2008.